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EXHIBIT 10.2

                      LICENSING AGREEMENT
                              FOR
              PNEUMATIC HAND TOOL EXHAUST MUFFLER

Robert E. Sterling hereby grants an exclusive license to Exhaust
Technologies, Inc. to manufacture, develop and market the Pneumatic Hand Tool Exhaust Muffler (Patent #08/999,588) in the
United States as long as Exhaust Technologies, Inc. is in compliance with the following conditions:

     1. Exhaust Technologies, Inc. generates sales of the Pneumatic Hand Tool Exhaust Muffler of $-0- in 1999,
          $500,000 in 2000 and $1,000,000 for all years
          thereafter.

     2. Exhaust Technologies, Inc. has not filed bankruptcy nor has been declared a bankrupt.

     3. Exhaust Technologies, Inc. has not been acquired nor merged into another company. If there is a merger or sale of the Company, Sterlings must approve a license transfer.

In consideration for granting this exclusive license, Robert E.
Sterling will receive 3,350,000 shares of Exhaust Technologies, Inc. common stock.

                              /s/ Robert E. Sterling
                              Exhaust Technologies, Inc.
                              President

                              /s/ Robert E. Sterling
                              Robert E. Sterling